Exhibit 10.39


                          ADDENDUM #1/COUNTEROFFER #___
                                       TO
                          REAL ESTATE PURCHASE CONTRACT

This is an ADDENDUM/COUNTER OFFER to the Real Estate Purchase Contract (the "Contract") with an Offer Reference date of ____________, 19___, including all addenda and counter offers between Glen Overton\East Bay Lodging, as Buyer and St. George Inn L.C., as Seller concerning the property known as Hilton Inn and the adjacent Service Station as more specifically described in the Contract.

The following terms are hereby incorporated as part of the Contract, and to the extent those terms modify or conflict with any provisions of the Contract, those terms shall control. All other terms of the Contract not modified shall remain the same. The term "Real Estate Purchase Contract" shall be deemed to include a Deposit Receipt, Earnest Money Contract, or any similar document.

1. In house guest ledger shall belong to Seller through September 30, 1997.

2. Seller and Buyer will go through accounts, receipts and any account not longer than 30 days old Buyer will purchase.

3. All prepaid insurance supplies and rents will be purchased from Seller at face value.

4. Employees vacation pay will be pro-rated as of the 30th of September.

5. Seller will provide Buyer with all information concerning environmental conditions of the subject properties within 15 days of acceptance of this agreement.

6. Buyer understands and acknowledges that Hilton Corporation has told Seller that they intend to cancel franchise unless Seller is capable of and Hilton Corp. accepts construction changes to meet Hilton ____ on Inn standards.

7. Buyer will accommodate Seller in a 103' exchange which may at Sellers sole option extend the closing date.

8. Earnest Money will be given to Seller and will become HARD and non-refundable five (5) days prior to Buyer taking possession. All contingencies will have to be removed prior to possession and Earnest Monies going hard and becoming non-refundable.

9. Any update of the survey will be the cost of the Buyer.

10. Existing management contract will be canceled 30 days from Seller receiving receipt of the non-refundable Earnest Money.

11. Buyer to pay all hotel cost associated with the property as of the possession date, i.e., existing debt, utilities, etc. Prorations will be from possession date.



[ ]Seller [ ] Buyer shall have until ________ [ ] A.M. [ ] P.M. Mountain Time, 8/26, 1997 to accept these terms in accordance with Section 23 of the Contract. Unless so accepted, this offer shall lapse.

Seller: /s/ [Illegible]                    Purchaser:
        ----------------------                        --------------------------

                U.S. DEPARTMENT OF HOUSING AND URBAN DEVELOPMENT
                              SETTLEMENT STATEMENT

                U.S. DEPARTMENT OF HOUSING AND URBAN DEVELOPMENT
                              SETTLEMENT STATEMENT

                U.S. DEPARTMENT OF HOUSING AND URBAN DEVELOPMENT
                              SETTLEMENT STATEMENT

                              ST. GEORGE INN, L.C.

                                    * * * * *

                        EAST BAY LODGING ASSOCIATES, LTD.











                                                               File No.  D205457

                            THANK YOU FOR YOUR ORDER




THIS DOCUMENT HAS BEEN PREPARED FOR:

         Victor M. Kimball
         Kimball Investment Company
         8 East Broadway, Suite 200
         Salt Lake City, Utah  84111

         Mark Brown
         Bullock Brothers Engineering
         91 West 1470 South, Suite 102
         St. George, Utah  84770

         Mary Lou Webster
         Associated Title Company
         560 South 300 East
         Salt Lake City, Utah  84111


REFERENCE:

         EAST BAY LODGING ASSOCIATES, LTD.
         Property Address:
         1450 South Hilton Drive
         St. George, Utah  84770


ESTIMATED TITLE FEES:

         FAM Extended Owner's Policy $4,050,000.000                   $12,670.00
                                                                      ----------
                                                         Total        $12.670.00


                                    * * * * *

                      PLEASE DO NOT PAY FROM THIS ESTIMATE.
                             AN INVOICE WILL FOLLOW.


                      Please refer to our File No. D205457

                            ASSOCIATED TITLE COMPANY
                               560 SOUTH 300 EAST
                         SALT LAKE CITY, UTAH 84111-3509
                              Phone (801) 578-8888
                               Fax (801) 578-8844

                                   SCHEDULE A


                                                                File No. D205457


1.   Effective Date: August 28, 1997 at 8:00 A.M.

2.   Policy to be issued:

     "ALTA" Extended Owner's Policy                             $4,050,000.00
     (10/17/92)

     Proposed Insured:

          EAST BAY LODGING ASSOCIATES, LTD.


3. The estate or interest in the land described or referred to in this Commitment and covered herein is:

          Fee Simple

4. Title to the estate or interest covered herein is at the effective date hereof vested in:

          ST. GEORGE INN, L.C. - as to Parcel 1

          ST. GEORGE INN, L.C., a Utah limited  liability company - as to Parcel
          2

5. The land referred to in this Commitment is situated in the State of Utah, County of Washington and is described as follows:

          PARCEL 1:

          BEGINNING at a point South 0(degree)48'46" East 4.86 feet along the section line from the Northwest corner of the Southwest 1/4 of the Southwest 1/4 of Section 31, Township 42 South, Range 15 West, Salt Lake Base and Meridian, and running thence North 89(degree)12'12" East
          606.76 feet to the West line of the 1-15 frontage road and a point on a curve to the right, the radius point of which is South 73(degree)30'44" West 1349.86 feet; thence Southeasterly 362.02 feet along the arc of said curve and the West line of said frontage road; thence South 89(degree)00'06" West 108.06 feet; thence South 0(degree)59'54" East 146.73 feet to a point on the North line of 1470 South Street; thence North 89(degree)03'46" West 336.62 feet

                                   SCHEDULE A



          along the North line of 1470 South Street; thence North 0(degree)48'46" West 160.72 feet; thence South 89(degree)02'33" West
          16.52 feet; thence North 1(degree)27'42" West 17.58 feet; thence South 88(degree)32'18" West 8.44 feet; thence North 0(degree)58'28" West
          36.63 feet; thence South 89(degree)10'12" West 93.07 feet; thence South 0(degree)53'46" East 6.64 feet; thence North 89(degree)03'46" West 94.63 feet to a point on the West line of said Section 31; thence North 0(degree)48'46" West 283.39 feet to the point of BEGINNING.


          PARCEL 2:

          BEGINNING at a point on the North line of 1470 South Street, said point being North 0(degree)48'46" West 838.26 feet along the section line and South 89(degree)03'46" East 549.62 feet along said North line of street from the Southwest corner of Section 31, Township 42 South, Range 15 West, Salt Lake Base and Meridian, and running thence North 0(degree)59'54" West 146.73 feet; thence North 89(degree)00'06" East
          108.06 feet to the West line of the 1-15 frontage road and a point on the curve to the right, the radius point of which is South 88(degree)52'42" West 1349.86 feet; thence Southerly 101.54 feet along the arc of said curve and the West line of said frontage road to a point on a compound curve to the right, the radius point of which is North 72(degree)14'59" West 79.89 feet; thence Southwesterly 65.99 feet along the arc of said curve to a point on the North line of 1470 South Street; thence North 89(degree)03'46 West 61.24 feet along said North line of street to the point of BEGINNING.


          For Information Purposes Only:
          Property Address:
          1450 South Hilton Drive
          St. George, Utah  84770

                                  SCHEDULE B-1
                                 (Requirements)


                                                                File No. D205457



The following are the requirements to be complied with:

1. Payment to, or for the account of, the sellers or mortgagors of the full consideration for the estate or interest to be insured.

2. Instruments in insurable form which must be executed, delivered and duly filed for record.

3. NOTE: The Company hereby reserves the right to add additional special exceptions to coverage and/or requirements for the issuance of any policy pursuant to this commitment upon its receipt of additional information including, but not limited to, any items hereinbelow.

4. In the event that Exception No. 4, Schedule B-2 of this Commitment is to be deleted in any Policy issued pursuant hereto, the Company will require the following:

          Delivery to and approval by the Company of a survey plat, based on a survey made in accordance with "Minimum Standard Detail Requirements for Land Title Surveys", jointly established and adopted by ALTA and ACSM in 1992.

5.   Approval  by  the  Company's   Underwriter  of  the  contents   hereof  and
     satisfaction of any conditions or requirements imposed thereby.

6. Reconveyance of Trust Deed, clearing Schedule B-2, Exception No. 11, attached hereto.

7. Reconveyance of Trust Deed, clearing Schedule B-2, Exception No. 12, attached hereto.

8. Termination of UCC-1 Financing Statement, clearing Schedule B-2, Exception No. 13, attached hereto.

                                  SCHEDULE B-1
                                 (Requirements)


9. Termination of Easement, clearing Schedule B-2, Exception No. 17, attached hereto.

10. Delivery to and approval by the Company of a survey plat, based on a survey, made in accordance with "Minimum Standard Detail Requirements for Land Title Surveys," jointly established and adopted by ALTA and ACSM in 1992.

11. Articles of Organization and Operation Agreement and any amendments thereto for ST. GEORGE INN. L.C., a limited liability company.

12. Copy of Partnership Agreement for EAST BAY LODGING ASSOCIATES, LTD. designating therein the partners authorized to execute appropriate closing documents.

13. A Deed for ST. GEORGE INN, L.C. vesting fee simple title to EAST BAY LODGING ASSOCIATES, LTD.

                                  SCHEDULE B-2
                                  (Exceptions)

                                                                File No. D205457


The policy or policies to be issued will contain exceptions to the following unless the same are disposed of to the satisfaction of the Company.

1. Taxes or assessments which are not shown as existing liens by the records of any taxing authority that levies taxes or assessments on real property or by the public records.

2. Any facts, rights, interests, or claims which are not shown by the public records but which could be ascertained by an inspection of said land or by making inquiry of persons in possession thereof.

3. Easements, claims of easement or encumbrances which are not shown by the public records.

4.   Discrepancies,   conflicts   in   boundary   lines,   shortage   in   area,
     encroachments, or any other facts which a correct survey would disclose, and which are not shown by the public records.

5. Unpatented mining claims; reservations or exceptions in patents or in Acts authorizing the issuance thereof; water rights, claims or title to water.

6. Any lien, or right to a lien, for services, labor or material theretofore or hereafter furnished, imposed by law and not shown by the public records.

7. Defects, liens, encumbrances, adverse claims or other matters, if any, created, first appearing in the public records or attaching subsequent to the effective date hereof but prior to the proposed insured acquiring of record for value the estate or interest or mortgage thereon covered by this commitment.

          (THE FOLLOWING AFFECTS ALL OF PARCEL 1)

8. Taxes for the year 1997 are now accruing as a lien, but are not yet due and payable. Taxes for the year 1996 were paid in the amount of $36,459.91. (Tax Parcel No. SG-5-2-31-33421).

                                  SCHEDULE B-2
                                  (Exceptions)


          (THE FOLLOWING AFFECTS ALL OF PARCEL 2)

9. Taxes for the year 1997 are now accruing as a lien, but are not yet due and payable. Taxes for the year 1996 were paid in the amount of $1,496.87. (Tax Parcel No. SG-5-2-31-3347).

          (THE FOLLOWING AFFECTS ALL OF THE SUBJECT PROPERTY, TOGETHER WITH OTHER PROPERTY)

10. Said property is located within the boundaries of St. George City and is subject to charges and assessments levied thereunder. 801-634-5800.

          (THE FOLLOWING AFFECTS A PORTION OF PARCEL 1, TOGETHER WITH OTHER PROPERTY)

11. Trust Deed securing an indebtedness of the amount stated therein and any other amounts payable under the terms thereof:

          Dated                  August 15, 1985
          Trustor                THE COURT CLUB LTD., a Utah limited partnership
          Amount                 $4,500.00
          Trustee                DIXIE TITLE COMPANY
          Beneficiary            JOHN MORGAN, JR.
          Recorded               August 28, 1985
          Entry No.              280811
          Book                   386
          Page                   496

          (THE FOLLOWING AFFECTS A PORTION OF PARCEL 1)

12. Trust Deed and Security Agreement with Assignment of Rents securing an indebtedness of the amount stated therein and any other amounts payable under the terms thereof:

          Dated                  May 21, 1993
          Trustor                ST. GEORGE INN. L.C
          Amount                 $1,264,320.00; $535,680.00; $200,000.00
          Trustee                ZIONS FIRST NATIONAL BANK, a national
                                   association

                                  SCHEDULE B-2
                                  (Exceptions)


          Beneficiary            ZIONS FIRST NATIONAL BANK, a national
                                   association
          Recorded               May 25, 1993
          Entry No.              434327
          Book                   729
          Page                   824

          (THE FOLLOWING AFFECTS A PORTION OF PARCEL 1, TOGETHER WITH OTHER PROPERTY)

13. UCC-1 Financing Statement with a schedule attached thereto, executed by UTAH RESOURCES INTERNATIONAL INC., as Debtor, in favor of ZIONS FIRST NATIONAL BANK, as Secured Party, regarding certain rights and collateral associated with the subject property, recorded July 01, 1996, as Entry No. 537045, in Book 1015, at Page 283, Washington County Recorder's Office.

          (THE FOLLOWING AFFECTS ALL OF PARCEL 2)

14. Terms and conditions of that certain Deed of Dedication, dated December 21, 1981, by SERVICE STATION LIMITED PARTNERSHIP #2, a Utah limited partnership, wherein the following described parcel was dedicated for a public street:

          BEGINNING at the Southeast corner of the Grantor's property, said corner being South 00(degree)48'46" East along the section line 492.79 feet and South 89(degree)03'46" East 626.62 feet from the Northwest corner of the Southwest 1/4 of the Southwest 1/4 of Section 31, Township 42 South, Range 15 West, Salt Lake Base and Meridian, and running thence North 89(degree)03'46" West 15.76 feet to a point on a
          79.89 foot radius curve to the left (radius point bears North 24(degree)55'22" West); thence Northeasterly along the arc of said curve 66.01 feet to a point of cusp with a 1349.86 foot radius curve to the right (radius point bears South 86(degree)48'41" East); thence Southerly along the arc of said curve 5.88 feet to the East corner of the Grantor's property; thence South 31(degree)46'14" West 50.00 feet to the point of BEGINNING.

     Said Deed of Dedication contains the following paragraph:

          Adjoining land owned by the limited partnership shall be available for property drainage, if necessary, but no soil or dirt shall be removed or otherwise altered or modified any construction undertaken by the City of St. George on the described land and dedicated herewith.

                                  SCHEDULE B-2
                                  (Exceptions)


     Said Deed of Dedication recorded February 01, 1982, as Entry No. 235143, in Book 304, at page 852, Washington County Recorder's Office.

          (THE FOLLOWING AFFECTS A PORTION OF PARCEL 1)

15. Right of Way and Easement Grant, dated October 19, 1988, in favor of MOUNTAIN FUEL SUPPLY COMPANY, a Corporation of the State of Utah, a right of way and easement 16.0 feet in width to lay, maintain, operate, repair, inspect, protect, remove and replace pipe lines, valves, valve boxes and other gas transmission and distribution facilities, through and across a portion of the subject property, more particularly described as follows:

          Land of the Grantor located in the Southwest quarter of Section 31, Township 42 South, Range 15 West, Salt Lake Base and Meridian, the center line of said right of way and easement shall extend through and across the above described land and premises as follows, to-wit:

          BEGINNING at a point located on the North right of way line of Hilton Drive; thence North 830.91 feet and East 430.55 feet from the Southwest corner of said Section 31; thence North 0(degree)56'14" East
          210.00 feet.

     Said Right of Way and Easement Grant recorded January 20, 1989, as Entry No. 343113, in Book 510, at Page 161, Washington County Recorder's Office.

          (THE FOLLOWING AFFECTS A PORTION OF PARCEL 1)

16. Easement for a 15.0 foot wide sewer line as disclosed by that certain Quit Claim Deed, dated November 08, 1993, by and between THE CITY OF ST. GEORGE, a Utah municipal corporation, as Grantor, and ST. GEORGE INN, L.C., as Grantee, over, across, through and under a portion of the subject property being more particularly described as follows:

          BEGINNING at a point North 0(degree)48'46" West 838.26 feet along the section line, South 89(degree)03'46" East 173.50 feet along the North line of 1470 South Street and North 2(degree)20' East 213.91 feet from the Southwest corner of Section 31, Township 42 South, Range 15 West, Salt Lake Base and Meridian, and running thence North 2(degree)20' East 271.72 feet; thence South 88(degree)05' East 414.66 feet to a point on a curve to the right on the West line of the I-15 frontage road, the radius point of which is South 74(degree)44'15" West 1349.86 feet; thence Southeasterly 15.67 feet along the arc of said curve and said West line

                                  SCHEDULE B-2
                                  (Exceptions)



          of Frontage Road; thence North 88(degree)05' West 404.31 feet; thence South 2(degree)20' West 310.20 feet; thence South 89(degree)02'33" West 0.83 feet; thence North 1(degree)27'42" West 17.58 feet; thence South 88(degree)32'18" West 8.44 feet; thence North 0(degree)58'28" West 36.63 feet; thence South 89(degree)10'12" West 2.48 feet to the point of BEGINNING.

     Said Quit Claim Deed also contains the following paragraph:

          This easement interest is conveyed upon condition that Grantee will remove the top three (3) feet of existing sewer manholes places or maintained by Grantor in the easement conveyed herewith, and that Grantee will further wholly fill the resultant hole and entire remaining manhole with compacted dirt as a safety measure.

     Said Quit Claim Deed recorded November 22, 1993, as Entry No. 450099, in Book 773, at Page 637, Washington County Recorder's Office.

          (THE FOLLOWING AFFECTS ALL OF PARCEL 2)

17. Terms and conditions of that certain Declaration of Easement, dated April, 1997, by and between ST. GEORGE INN, L.C., a Utah limited liability company, as Grantor, and SERVICE STATION LIMITED PARTNERSHIP #2, a Utah limited partnership, recorded April 15, 1997, as Entry No. 563096, in Book 1092, at Page 59, Washington County Recorder's Office.

          (THE FOLLOWING AFFECTS ALL OF PARCELS 1 AND 2)

18. Access to that certain freeway lying East the subject property was condemned by that certain Final Order of Condemnation in favor of the UTAH DEPARTMENT OF TRANSPORTATION for a parcel of property in fee for a freeway known as Project No. I-15-1(7)6, which reads in part as follows:

          "Together with any and all rights or easements appurtenant to the remaining portion of said entire tract of property by reason of the location thereof with reference to said freeway, and with all abutters rights of access in and to the inner through traffic lanes of said freeway, PROVIDED, however, that such remaining property shall abut upon and have access to a frontage road which will be connected with said inner through traffic lanes only at such points as may be established by public authority."

                                  SCHEDULE B-2
                                  (Exceptions)


     Said Final Order of Condemnation recorded April 12, 1971, as Entry No. 144186, in Book 103, at Page 480, Washington County Recorder's Office.

          (THE FOLLOWING AFFECTS ALL OF PARCELS 1 AND 2)

19. Notwithstanding those items described hereinabove, the property is also subject to any additional discrepancies, conflicts in the boundary lines, shortage in area, encroachments, or any other facts which an A.L.T.A. Survey [made in accordance with "Minimum Standard Detail Requirements for Land Title Surveys" jointly established and adopted by (ALTA) American Land Title Association and (ACSM) American Congress on Surveying and Mapping in 1992] may disclose.

          (THE FOLLOWING AFFECTS ALL OF PARCELS 1 AND 2, TOGETHER WITH OTHER PROPERTY)

20. Reservation of all oil, gas and other mineral rights in favor of JOSEPH T. ATKIN and SUSIE J. ATKIN, as Grantor, as created by Warranty Deed, dated February 02, 1928, recorded February 28, 1928, as Entry No. 29581, in Book Y-6, at Page 543, Washington County Recorder's Office.

          (THE FOLLOWING AFFECTS THE INTEREST TO BE ACQUIRED BY THE PROPOSED INSURED OWNER(S) OF THE SUBJECT PROPERTY OR PARTIES WITH SIMILAR NAMES)

21. The identity of the General Partner(s) of EAST BAY LODGING ASSOCIATES, LTD. has not been disclosed to the Company and the interest of said General Partner(s) shall be subject to any liens or judgments as may apply.

          (THE FOLLOWING AFFECTS ALL OF PARCELS 1 AND 2)

22. Subject to the rights of parties in possession of the subject property under unrecorded Leases, Rental or Occupancy Agreements and any claims thereunder.

                                  SCHEDULE B-2
                                  (Exceptions)


NOTE:    The following name(s) have been checked for judgments:

                  ST. GEORGE INN, L.C.
                  EAST BAY LODGING ASSOCIATES, LTD.
                  GLEN OVERTON

          Except for those shown hereinabove, if any, no unsatisfied judgments have been filed within the past eight years and no Federal Tax Liens have been recorded within the last ten years.


NOTE: NO COVERAGE IS GIVEN FOR ANY CLAIMS CONCERNING OR ARISING OUT OF ENVIRONMENTAL PROTECTION LAWS, ORDINANCES OR REGULATIONS ENACTED, ESTABLISHED OR PROMULGATED BY ANY GOVERNMENTAL ENTITY (HEREIN DEFINED AS BEING THE UNITED STATES OF AMERICA, THE STATE OF UTAH, THE COUNTY OF SALT LAKE, ANY MUNICIPAL ENTITY, OR ANY AGENCY OR OFFICE CREATED BY OR MADE A PART THEREOF), OR THE EFFECT OF ANY VIOLATION OF THESE LAWS, ORDINANCES OR GOVERNMENTAL REGULATIONS, REGARDLESS OF WHETHER OR NOT A NOTICE OF A DEFECT, LIEN OR ENCUMBRANCE RESULTING FROM A VIOLATION OR ALLEGED VIOLATION AFFECTING THE LAND HAS BEEN RECORDED IN THE PUBLIC RECORDS AS OF THE EFFECTIVE DATE HEREOF AND REGARDLESS OF WHETHER OR NOT ASSOCIATED TITLE COMPANY MAY HAVE ACTUAL OR CONSTRUCTIVE NOTICE OF ANY DEFECT OR NOTICE THEREOF.


NOTE: ANY MATTER IN DISPUTE BETWEEN YOU AND FIRST AMERICAN TITLE INSURANCE COMPANY ("THE COMPANY") CONCERNING THE POLICY OR POLICIES ISSUED PURSUANT TO THIS COMMITMENT MAY BE SUBJECT TO ARBITRATION AS AN ALTERNATIVE TO COURT ACTION, PURSUANT TO THE RULES OF THE AMERICAN ARBITRATION ASSOCIATION OR OTHER RECOGNIZED ARBITRATOR, A COPY OF WHICH IS AVAILABLE UPON REQUEST FROM THE COMPANY. ANY DECISION REACHED BY ARBITRATION SHALL BE BINDING UPON BOTH YOU AND THE COMPANY. THE ARBITRATION AWARD MAY INCLUDE ATTORNEY'S FEES AND MAY BE ENTERED AS A JUDGMENT IN ANY COURT OF PROPER JURISDICTION.

                                    * * * * *

            For escrow inquiries contact Mary Lou Webster. (578-8811)

                                    * * * * *

            For title inquires contact Collin Van Kleeck. (578-8831)